1 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Safe Harbor Statement 2 This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward‐looking statements. These statements include, but are not limited to, information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth. In some cases, you can identify forward‐looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward‐looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements. These statements are based on the current expectations or beliefs of the Company’s management and are subject to various known and unknown risks that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the Company's accounting policies, increasing competition, the Company’s ability to integrate companies and businesses acquired by it and certain other risk factors, including those that are set forth from time to time in the Company's filings with the United States Securities and Exchange Commission, which may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance and achievements implied by such forward- looking statements. Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Company Overview 3 Connecting Advertisers to Consumers Using Data Created From Artificial Intelligence Technology: Relationships: • 15 Patents, 8 Pending • Google, Yahoo and Microsoft • 495M Online Records DBase • Thousands Publishers / Domains • 90% of USA Updated Weekly • Direct relationships with Brands / Agencies • 1 Billion Ads Served Monthly • Integrated with Ad-Networks • 10 Billion Transactions Daily • Integrated with Ad-Exchanges Offices: 80 People Located in California and Arkansas Little Rock San Jose Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

An Experienced Team and Board 4 Richard Howe Wally Ruiz Trey Barrett Andrea Haldeman CEO CFO COO CRO • Worldwide relationships/experience • Billions in M&A transactions • Vested interest with >20% ownership Charles Morgan Kent Burnett Pat Terrell Gordon Cameron • Multiple successful businesses Director Director Director Director • Startup through $1B+ Managed • IT, Data, Analytics & AI pioneers Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Financial Performance 5 $25.0 Scalability resulting from $23.8M prior years growth PERFORMANCE $20.0 • 14% CAGR • $80M Revenue, $1.1M AEBITDA Q4-2017 up 21% YOY $15.0 • • Q1-2018 up 19% YOY $10.1M • Positive Operating Cash $10.0 • Double Digit 2018 Growth • 70% of Business is Mobile $5.0 $0.0 $46.9m $70.4m $71.5m $79.6m Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

The INUVO Business 6 Ads Demand Impression Supply Ad Networks Inuvo Partners Ad Networks Inuvo Publishers Ad Exchanges Ad Exchanges $77B Market Demand,(Forrester Supply,Research) Demand Side Supply Side Ad Partners Targeting, Inuvo Websites Technologies OptimizationMarketP & Technologies TargetingValidation & Optimization TechnologiesTechnologieslace Advertisers $83 Billion U.S. Market Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Artificial Intelligence in Advertising 7 We used the content of the Internet to teach a machine how to determine INTENT 3.8 Billion content URLS as the teacher. 500 million Records 100 million updates Daily 25 Million concepts identified as important (object, idea, emotion, place, person, role…) 1 Trillion concept associations used The IntentKeytm to expose the importance of concepts relative to each other Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

The Co-Occurrence of Concepts Matters 8 The originators of INTENT-based advertising Murder President Madison tm Square overdose Garden The IntentKey : Birthday By reading hundreds of millions of pages, natural associations Controversy Suicide between words and ideas emerge Kennedy and the probability between words and ideas can be quantified. Conspiracy Marilyn Scandal Monroe Brentwood Actress Norma Chinese Jean Dumb Sex Hollywood Blond Theatre Symbol Motion Pictures Rodeo Drive Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

How it Works 9 BASS concepts are extracted from the page where consumer lands, where INUVO is asked to serve an Ad. • Page Intentions matched with music and instrument clusters • Fishing cluster is EXPOSED • Bass Fishing Ad is Served FISHING Fishing, Music, Guitar, Jazz, Bass, Artists Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

10 Why the IntentKeytm Matters The wrong advertisement can impact both the brand and the consumer negatively. Knowing the INTENT, creates a value proposition for both constituents. Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

11 Why the IntentKeytm Matters Similar content, different intent. The wrong advertisement can impact both the brand and the consumer negatively. Knowing the INTENT, creates a value proposition for both constituents. Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

The IntentKeytm can Identify an Audience 12 A Powerful B2C and B2B Audience Targeting Capability WebSite Concept: WebSite Concept: Music Fishing Audience: WebSite Concept: BASS Fisherman WebSite Concept: Outdoors Hunting Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

A Prospecting Engine For Advertisers 13 We identify the right content and audiences for targeting $ $ Bass Fishers $ From INUVO’s 500 million records, the $ Bass Fisher Audience is $ Identified and Targeted $ $ $ Age, Gender, Income, Education Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Inuvo Exchange Placement Options 14 Under-Image Under-Video Anchor Unit In-Content Outstream Search Ads Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Delivering Results 15 Inuvo has a proven track record of success and has built a portfolio of trusted publishers, partners, and advertisers. Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Investment Highlights 16 • Connecting advertisers to consumers through Artificial Intelligence technology • Experienced Team and Board 20%+ equity interest • Serving $83 billion U.S. digital advertising market • Strong operating history with 14% CAGR since 2014 • Proprietary patented technology with presence across desktop, web and mobile • Established a growing base of direct relationships, partners, publishers and advertisers • One of few public companies in Artificial Intelligence at bargain multiple (.35 * TTM Sales) • AI companies are trading at 15-20 times sales with far less scale, revenues and technology Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

17 Get In Touch Richard Howe, CEOWally Ruiz, CFO Phone: 501-205-8508 richard.howe@inuvo.com wallace.ruiz@inuvo.com Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.